Exhibit 99

Business Overview and Strategy

Handout

August 2005

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect Edison International’s current expectations and projections about future events based on Edison International’s knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact. In this report and elsewhere, the words “expects,” “believes,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “probable,” “may,” “will,” “could,” “would,” “should,” and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements. Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to: the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to paydividends; the ability of Edison International to effectively execute its strategic plan; the ability of SCE to recover its costs in a timely manner from its customers through regulated rates; decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions; market risks affecting SCE’s energy procurement activities; access to capital markets and the cost of capital; changes in interest rates and rates of inflation; governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business; risks associated with operating nuclear and other power generating facilities, including operating risks, equipment failure, availability, heat rateand output; the ability to obtain sufficient insurance; effects of legal proceedings, changes in tax laws, rates or policies, and changes in accounting standards; supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EME’s generating units have access;

EME’s and its subsidiaries’ ability to provide sufficient collateral in support of their forward sales of electricity and purchases of fuel; competition from other power plants, including new plants and technologies that may be developed in the future; the cost of and availability of fuel, fuel transportation services, electric transmission services and required emission credits or allowances; weather conditions, natural disasters and other unforeseen events; and changes in the fair value of investments accounted for using fair value accounting. Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International’s reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International’s business. Readers also should review future reports filed by Edison International with the Securities and Exchange Commission. The information contained in this report is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

Edison International — Organizational Structure as of 6/30/05

Edison International

Credit Rating (1)

BBB / Baa3

Total Assets $ $33.5 B .5 B

Generation

13,956 MW

Southern California Edison

Credit Rating (1)

BBB+ / A3

Operating Statistics:

Total Assets $24.2

Customers 4.7 M

Rate Base $9.5 B

Total Debt (2) (2) $5.5 B

Mission Energy Holding Company

Credit Rating (1)

CCC+ / B2 B+ / B1

(EME)

Operating Statistics:

Total Assets $6.1 B

Total Domestic MWs Owned 8,834

Coal Generation 85%

Total Debt (2) (2) $4.0 B

Edison Capital

Credit Rating (1)

BB+ / Ba1

Operating Statistics:

Total Assets $3.6 B

Total Investments $2.8 B

Total Debt (2) (2) $0.4 B

1) Represents S&P and Moody’s ratings: SCE and MEHC Senior Secured debt, EC Senior Unsecured debt, and EME corporate as of 6/30/05; EIX corporate credit rating (S&P) and Senior Unsecured shelf rating (Moody’s) as of 6/30/05.

2) Includes short-term, long-term, and current portion of long-term debt; non-recourse debt; and intercompany debt of $27 million, $78 million and $75 million at SCE, MEHC and Edison Capital respectively.

Edison International EPS – YTD June 2005 vs. 2004

2004 EPS 2005 EPS Variance % Change

SCE $0.69 $0.89 $0.20 29%

MEHC Consolidated (0.35) 0.13 0.48 137%

EC 0.07 0.24 0.17 243%

EIX Holding Co. (0.12) (0.06) 0.06 50%

Core $0.29 $1.20 $0.91 314%

SCE – Non-Core Items (1) 0.36 — (0.36)

MEHC – Disco Ops / Asset Sales (2) 0.30 0.08 (0.22)

MEHC – Early Debt Retirement — (0.05) (0.05)

MEHC – Collins Lease Termination (1.80) — 1.80

Total $(0.85) $1.23 $2.08 245%

1) Regulatory items related to the 2003 GRC decision.

2) 2005: Primarily from a settlement related to the Lakeland Power project and gains on the sale of the CBK and Tri Energy projects; 2004: Disc. Ops (international projects) $0.22, Net gain on the sale of Four Star and Brooklyn Navy Yard projects $0.08.

Edison International EPS – 2004 Recorded and 2005 Outlook

Recorded 2004 EPS Prior 2005 Outlook (4) Current 2005 Outlook (5)

SCE $1.80 $1.75 $1.80

MEHC (0.27) (1) 0.34 0.55-0.65

EC 0.18 0.08 0.28

EIX Holding Co. (0.21) (0.03) (0.10)

Core EPS $1.50 $2.14 $2.53–2.63

Non-Core Items

SCE $1.01 (2)

– Tax Settlement – $0.11 $0.11

MEHC – – –

– Debt Extinguishment – (0.05) (0.05)

– Discontinued Ops. 0.48 – 0.28 (6)

– Lease terminations/impairments (1.86) – –

– Gain on Sale of Assets 1.72 (3) – –

EIX – Debt Extinguishment (0.04) – –

Reported EPS $2.81 $2.20 $2.87–2.97

1) Excludes earnings from EME’s international assets including those sold and reported as discontinued operations in 2004.

2) Includes non-core items primarily associated with the 2003 GRC decision and the resolution of other regulatory and tax items.

3) Includes net gain on sale of EME’s interest in its international assets of $1.64 and Four Star Oil and Gas of $0.09 and a loss on sale of EME’s interest in the Brooklyn Navy Yard of (0.01).

4) Given October 13, 2004.

5) Given August 9, 2005.

6) Excludes sale of Doga.

Edison International — Platforms for Growth

Balanced Business Mix

Strong utility operating in a large and rapidly growing service territory

Unregulated business platform with large base of low-cost coal generation

Produces

Stable and predictable earnings and cash flow Significant long-term earnings and cash flow growth from regulated investments Further upside earnings potential from energy and capacity market recovery Business flexibility for future growth

Edison International — Strategy

Our strategy seeks to create a balance among

Balance sheet strength

Growth

Dividends

We expect to produce total returns above peer averages

Edison International — Balance Sheet Strength

$4.9 billion reduction in EIX and MEHC total debt over the past 1 ½ years (1)

$Billion – Debt balance at Dec. 31, Dec. 31, June 30, 1 ½-Year

2003 2004 2005 Reduction

EIX Holding Co. $1.5 $0 $0 $1.5

MEHC $7.4 $4.8 $4.0 $3.4

Total $8.9 $4.8 $4.0 $4.9

Investment grade ratings at EIX (BBB/Baa3) and SCE (BBB+/A3) Liquidity facilities increased

– EIX facility of $750 million

– SCE facility increased from $700 million to $1,250 million

– MWG facility increased from $200 million to $500 million

At SCE, $1.5 billion(2) of refinancings in 2005, lowering interest expense, strengthening credit ratios, and lowering rate action needs As of June 30th, 2005, MEHC consolidated cash balance of $1.6 billion and Edison Capital cash balance of $240 million

1) Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at the dates indicated above.

2) $1.3 billion refinanced during 1/05 through 6/05.

Edison International – Consolidated Recourse Leverage (1), (2)

70% 60% 50% 40%

69%

61%

56%

53%

EIX Long-term goal

2002 2003 2004 6/30/2005

1) Excludes P/J termination value guarantee.

2) See Appendix for non-GAAP reconciliation.

Southern California Edison — Overview (1)

PG&E

LADWP

SCE

SDG&E

One of the largest U.S. electric utilities Service Area

– 50,000 square miles including 430 cities and communities Population Served

– More than 13 million

– 4.7 million customers

– 70 thousand customers added in 2004 85 TWh Retail Sales

– 2.8% growth

– 11 TWh Direct Access load New system peak load of 21,934 MW achieved July 22, 2005

– 6% increase over previous peak

1) As of 2004.

SCE Capital Expenditures

Average annual expenditures of $2 billion, double previous 5-year average

Investments across all business lines(1)

– Distribution (65%)

Infrastructure replacement and growth

– Transmission (21%)

Devers Palo Verde I & II ($144 million and $647 million, respectively)

Antelope ($245 million)

Rancho Vista ($140 million)

– Generation (14%)

Mountainview (1,050 MW—$164 million)

SONGS Steam Generators (1,600 MW—$424 million)

Expect decisions on approximately 2/3 of capital investments by early 2006 $ Billions $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

2005 2006 2007 2008 2009

Five-Year Total = $10.1 billion

1.8

1.9

2.1

2.1

2.2

Classification

$ %

Generation 1.4 14%

Transmission 2.1 21%

Distribution 6.6 65%

Recovery by Proceeding

$ %

CPUC Rate Cases 7.4 73%

FERC Rate Cases 2.1 21%

Project Specific 0.6 6%

1) Total spending from 2005 through 2009, including allocated capitalized overheads.

SCE Rate Base

Rate base increasing 42% from 2005 to 2009 to meet system growth and reliability requirements

Primary drivers of SCE’s pre-tax earnings (1):

– ± $100 million in authorized rate base = ± $9 million

– ± 10 bp change in authorized ROCE (2) = ± $8 million

– ± 1% change in authorized equity level (3) = ± $20 million $ Billions

Growth Rate = 9.2% $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

2005 2006 2007 2008 2009

10.2

11.4

12.4

13.3

14.5

Rate Base Type Generation Transmission Distribution

1) Assuming $10 billion rate base.

2) Current authorized Return on Common Equity is 11.4%; 2006 COC request 11.8%.

3) Current authorized common equity component of the capital structure is 48%.

Southern California Edison

Areas of Focus

– Growth

Infrastructure replacement / customer growth Process improvement Human resource development

– Market structure development / reliability

– Fair and timely recovery of procurement costs

– Customer rates

Key regulatory decisions pending / timing

– 2006 General Rate Case—Late 2005 or early 2006

– SONGS Steam Generator Replacement—Late 2005

– 2006 Cost of Capital—Late 2005

– Major transmission projects (2006-2007)

Devers Palo Verde II, Antelope, Rancho Vista

Mission Energy Holding Company — Overview

Asset Profile

MWs

Fuel Mix

– Coal

– Gas/Oil

– Hydro

– Other

Percent Merchant

Assets

Recourse and Non-Recourse Debt

Net Debt to Recourse Capital

Before Restructuring 18,833

9,035 MW / 48% 6,530 MW / 34% 2,950 MW / 16% 318 MW / 2%

72% $12.1 billion $8.1 billion 86%

After Restructuring (¹) 8,834

7,545 MW / 85% 1,289 MW / 15%

88% $6.1 billion $4.0 billion 72%

Midwest Generation 5,876 MW’s

Homer City 1,884 MW’s

964 MW’s

1) As of 6/30/05.

MEHC – “Six Initiatives” Designed to Achieve Objectives

Strengthen the platform

#1 – Streamline organizational structure, processes and overheads #2 – Enhance operating and asset productivity #3 – Stabilize margins and cash #4 – Restore creditworthiness #5 – Improve performance measurements and decision support models

Growth

#6 – Develop a growth strategy

MEHC – Generation Performance

Midwest Generation Homer City

YTD YTD YTD YTD

% Change % Change

6/30/04 6/30/05 6/30/04 6/30/05

Generation (GWh)(1) 13,878 14,229 3% 6,375 6,636 4%

Average Realized Price ($/MWh)(1) $24.68 $40.12 63% $36.56 $43.38 19%

$/Millions

Energy Revenue $355 $571 61% $233 $288 24%

Capacity/Other Revenue $102 $7 -93% $9 $5 -44%

Total Revenue $457 $578 26% $242 $293 21%

Fuel/Emissions Costs $200(2) $171 -15% $95(3) $124(3) 31%

Revenue Less Fuel Costs $257 $407 58% $147 $169 15%

1) Performance measures related to coal-fired generation, which represents the majority of the operations of the Illinois plants.

2) Includes fuel costs associated with the Collins plant of $40 million.

3) Includes Homer City emission costs in 2004 and 2005 of $13 million and $29 million respectively.

MEHC – Volume and Hedge Data

2005 (July-December) 2006 Hedge (as of 6/30/05) Forward Energy Price (6/30/05)2

Volume Hedged (TWh) Average Price ($/MWh) Volume Unhedged (TWh) Balance of Year Forward Energy Price 6/30/05 ($/MWh)1 Volume (TWh) Average Price ($/MWh) 2006

Midwest Generation 9.4 $38.15 7.2 $40.46 9.7 $41.84 $42.73

Homer City 4.6 $44.94 2.4 $50.25 5.3 $51.50 $53.66

1) Balance of year forward flat energy price at NiHub (Midwest Generation) and PJM West (Homer City).

2) Calendar year flat price for NiHub (Midwest Generation) and PJM West (Homer City).

MEHC – Coal Supply

Due to rail disruptions, shipments of Powder River Basin coal to our Illinois plants will be curtailed to 80-85% of planned through November of this year

– The railroads are in the process of making repairs

Based on communication with our transport provider, we believe that we will receive sufficient coal supplies to meet our current generation outlook

The Illinois plants use approximately 18 million to 20.5 million tons of coal annually, primarily obtained from the Southern Powder River Basin of Wyoming. In addition, Homer City uses approximately 5 million tons of coal annually, obtained from mines located near Homer City in Pennsylvania. Coal purchases are made under a variety of supply agreements typically ranging from one year to six years in length. The following table summarizes the percent of expected coal requirements for the next five years that are under contract at June 30, 2005.

Percent of Coal Requirements Under Contract

2005(1) 2006 2007 2008 2009

Illinois plants 110% 98% 96% 29% 29%

Homer City facilities(2) 105% 53% 49% 14% 10%

1) The percentage in 2005 is calculated based on coal supply and expected generation requirements for a full year.

2) Adjusted for expected deliveries under agreement in principle to settle outstanding contract disputes.

MEHC — Market Structure

Illinois Procurement Process

Illinois Commerce Commission (ICC) considering energy and capacity auction for competitive power procurement to be implemented in 2007

– Decision anticipated in early 2006

– Proposed auction date of 9/06

PJM Capacity Market

Reliability Pricing Model (RPM) proposal would replace daily capacity market with an annual capacity procurement, four years forward and compensate generation owners for their capacity

Edison Capital—Wind Business Objectives

Now actively pursuing new renewable (primarily wind) investments

– Target $250 million per year through 2009

– Production tax credits extended for 2 years

MW Installed

1,400 1,200 1,000 800 600 400 200 0

2009 Target Portfolio

25+ projects

1,200 MW

Multiple US regions

2005 Current Portfolio

8 projects

196 MW

2 midwestern states

2005 2006 2007 2008 2009

Expected investment of $1 billion during the period 2005—2009

Edison International — Dividend Policy

Strong cash flow generation underpins ability to pay dividends

Dividend philosophy is centered around:

– Maintaining a strong balance sheet

– Balancing dividends with the cash needed to fund growth

– Maintaining a competitive dividend

Dividend re-initiated at $.80/share in December 2003; in December 2004, a dividend increase of 25% was announced; currently paying $1.00/share

Longer-term, targeting a payout ratio range of 45–55% excluding MEHC earnings

Appendix

Slide 8: The calculation for the second quarter 2005 recourse leverage ratio of 53% includes common equity and preferred securities as reflected on the EIX balance sheets. Debt includes short- and long-term debt and excludes non-recourse debt from continuing operations totaling $2.3 billion. The comparable 2005 leverage ratio based on the same balance sheet classifications, including non-recourse items, is 59%.

The calculation for the 2004 recourse leverage ratio of 56% includes common equity and preferred securities as reflected on the EIX balance sheet. Debt includes short- and long-term debt and other preferred securities subject to mandatory redemption. Debt excludes non-recourse debt from continuing operations totaling $2.8 billion. The comparable 2004 leverage ratio based on the same balance sheet classifications, including non-recourse items is 63%.

The calculation for the 2003 recourse leverage ratio of 61% is calculated on the same basis as 2004, reclassifying other preferred securities subject to mandatory redemption of $141 million as a component of debt. Non-recourse debt of $2.9 billion is excluded. The comparable 2003 leverage ratio including non-recourse amounts is 68%.

The calculation for the 2002 recourse leverage ratio of 69% is calculated on the same basis as 2003, reclassifying other preferred securities subject to mandatory redemption of $1.2 billion as a component of debt. Non-recourse preferred securities of $131 million and non-recourse debt of $5.4 billion are excluded. The comparable 2002 leverage ratio including non-recourse amounts, and based on 2002 balance sheet classifications which classify preferred securities subject to mandatory redemption as preferred stock, is 71%.